     THIS CONFORMING PAPER FORMAT IS BEING SUBMITTED PURSUANT TO
                    RULE 901(d) OF REGULATION S-T





                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549


                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 27, 1994



                        IONICS, INCORPORATED
       (Exact name of registrant as specified in its charter)



      Massachusetts               1-7211              04-2068530
(State or other jurisdiction    (Commission)         (IRS Employer
    of incorporation)           File Number)      Identification No.)




  65 Grove Street, Watertown, MA                       02172
(Address of principal executive offices)            (ZIP Code)




Registrant's telephone number, including area code   (617) 926-2500





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ITEM 5.  Other Events

On January 27, 1994, Ionics, Incorporated (the "Company") completed the acquisition of certain of the assets of Resources Conservation Company, a Delaware corporation (RCC), constituting the ongoing business of RCC.

     The assets purchased by the Company (the "Assets") include tangible personal property, consisting of fixtures, machinery and equipment, furniture, tools and supplies; inventory; certain accounts receivable; patents, trademarks and other intellectual property rights, including rights to the name "Resources Conservation Company"; the capital stock of RCC's subsidiary, Resources Conservation Co. International ("RCCI"); and various other tangible and intangible assets utilized in the business of RCC. The Company also assumed certain stated liabilities of RCC, including certain trade payables, leasehold obligations and other obligations incurred by RCC in the ordinary course of business.

     The purchase price paid by the Company for the Assets was $11 million in cash, paid out of the Company's currently available funds. Also, the asset purchase agreement dated December 30, 1993 among the Company, RCC, RCCI and RCC's parent, Halliburton NUS Corporation, provides for the payment of additional consideration of up to $3 million, contingent upon the level of after-tax earnings of the business constituted by the Assets in 1994, 1995 and 1996.

     The products of the RCC business include evaporators and crystallizers used in the treatment of water and wastewater to enhance recycling and recovery and to reduce or eliminate liquid waste. The Company believes that these products will integrate well with the Company's existing membrane-based water desalination, purification and treatment systems, particularly for "zero liquid discharge" and other environmental and process improvement applications.

     The Company will continue business operations utilizing the Assets and the staff of the acquired business under the Resources
Conservation Company name from RCC's headquarter and laboratory facilities in Bellevue, Washington.

     The acquisition does not involve a significant amount of assets, as defined in Instruction 4 of Item 2 of Form 8-K.


ITEM 7.  Financial Statements and Exhibits

(a)  Financial Statements

     Not required.

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(b)  Pro Forma Financial Information

     Not required.

(c)  Exhibits

     The following exhibit is filed as part of this Form 8-K current report:

     2. Asset Purchase Agreement among the Company, Resources Conservation Company, Resources Conservation Co. International, and Halliburton NUS Corporation dated December 30, 1993. Schedules and exhibits to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Attached is a list briefly identifying the contents of the omitted schedules and exhibits. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.

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                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IONICS, INCORPORATED



Date:  February 7, 1994                By:/s/Arthur L. Goldstein_
                                          Chairman and Chief
                                          Executive Officer

                        Ionics, Incorporated
                           65 Grove Street
                        Watertown, MA  02172


                            EXHIBIT INDEX



Exhibit No.        Description                        Page

    2.             Asset Purchase Agreement
                   Among the Company, Resources
                   Conservation Company, Resources
                   Conservation Co. Internationl, and
                   Halliburton NUS Corporation, dated
                   December 30, 1993.

                        Ionics, Incorporated
                           65 Grove Street
                        Watertown, MA  02172



            Schedules and Exhibits Omitted in Accordance
                with Item 601(b)(2) of Regulation S-K

     Schedule 2(a)(i)        -         list of capital assets

     Schedule 2(a)(ii)       -         inventory analysis

     Schedule 2(a)(iii)      -         leased real property

     Schedule 2(a)(iv)       -         accounts receivable and prepaid
                                       expenses

     Schedule 2(a)(v)        -         bank accounts

     Schedule 2(a)(vi)       -         patents and patent
                                       applications; registered
                                       trademarks; licenses

     Schedule 2(a)(x)        -         motor vehicles

     Schedule 2(b)(iii)      -         builder's risk insurance
                                       policies

     Schedule 2(b)(iv)       -         excluded receivables and
                                       retainage

     Schedule 2(e)(v)        -         excluded payables

     Schedule 5(a)           -         required licenses

     Schedule 5(b)           -         environmental permits

     Schedule 5(c)           -         required consents

     Schedule 5(d)           -         commissions

     Schedule 5(e)           -         financial statements

     Schedule 5(f)(ii)       -         recent contracts

     Schedule 5(f)(iii)      -         change orders

     Schedule 5(f)(xiii)     -         employee matters

     Schedule 5(h)           -         pending tax filings

     Schedule 5(i)           -         surplus or obsolete equipment

     Schedule 5(k)           -         use of RCC name by others

     Schedule 5(l)(i)        -         equipment leases/rentals

     Schedule 5(l)(ii)       -         contracts and commitments

     Schedule 5(l)(iii)      -         joint development and ownership
                                       agreements

     Schedule 5(l)(iv)       -         U.C.C. financing statements

     Schedule 5(l)(v)        -         confidentiality agreements

     Schedule 5(l)(vi)       -         continuing obligations

     Schedule 5(l)(vii)      -         list of employees, consultants,
                                       contract personnel

     Schedule 5(l)(x)        -         other commission arrangements

     Schedule 5(n)           -         pending litigation

     Schedule 5(p)           -         computer equipment under
                                       Halliburton master lease

     Schedule 5(q)           -         receivables more than 90 days
                                       old

     Schedule 8(d)(i)        -         project targets and warranty
                                       expenses

     Schedule 8(f)           -         side letter re employee

     Exhibit A               -         form of escrow agreement

     Exhibit B               -         form of assignment and
                                       assumption agreement


Ionics, Incorporated (the Company) hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the the Securities and Exchange Commission upon request, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibit or schedule so furnished.